UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No __)

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Sec. 240.14a-12

NEW ALTERNATIVES FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NEW ALTERNATIVES FUND, INC.

150 Broadhollow Road

Suite 306

Melville, NY 11747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 27, 2007

August 16, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that the ANNUAL MEETING OF SHAREHOLDERS (the “Meeting”) of New Alternatives Fund, Inc. (the “Fund”) will be held on Thursday, September 27, 2007 at 7 p.m., Eastern Time, at 12 Valley Court, Huntington, New York. The Meeting is being held to consider and vote on the following proposals:

Proposal 1	Elect seven (7) Directors to serve for the ensuing year.

Proposal 2	Ratify the selection of Briggs Bunting & Dougherty, LLP as Registered Independent Certified Public Accounting Firm.

Proposal 3	Transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record of the Fund at the close of business on August 2, 2007 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above.

Shareholders are cordially invited to attend the Meeting in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote or need directions to the Meeting, please contact the Fund by calling toll-free 1-800-423-8383.

By Order of the Board of Directors

Maurice L. Schoenwald

Secretary

NEW ALTERNATIVES FUND, INC. (the “Fund”)

150 Broadhollow Road

Suite 306

Melville, NY 11747

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Fund (the “Board”) for voting at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Thursday, September 27, 2007 at 7 p.m. Eastern Time at 12 Valley Court, Huntington, New York. This Proxy Statement, the Notice of Annual Meeting of Shareholders and the proxy card were mailed to shareholders on or about August 17, 2007. The close of business on August 2, 2007 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of the Fund on the Record Date will be entitled to one (1) vote for each full share held. As of the Record Date, the Fund had 4,145,231.840 shares outstanding.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders’ instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the Fund of revocation in writing, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Meeting. If no instruction is given on a signed and returned proxy, it will be voted “FOR” the election of all seven nominees for Directors and ratification of the selection of the registered independent certified public accounting firm. The proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

The presence in person or by proxy of not less than one-third of the shares entitled to vote on the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the election of directors is not a “non-routine” matter, under applicable regulations, brokers that hold shares in nominee accounts will be permitted to vote for all nominees, and applicable rules permit brokers to so vote, if beneficial owners have not submitted any instructions.

If a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal. Broker non-votes and abstentions will not be voted on a motion to adjourn the Meeting.

The Board is seeking approval of the election of seven (7) existing Directors of the Fund and ratification of the selection of the registered independent certified public accountant. The election of Directors requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy, by the holders of shares entitled to vote in the election. Ratification of the selection of the registered independent certified public accountant requires the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, by the holders of shares entitled to vote in the election.

The Board is not aware of any matters that will be presented at the meeting other than the matter set forth in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment in the interest of the Fund.

A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open for examination by any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours beginning September 17, 2007, at the office of the Fund, 150 Broadhollow Road, Melville, New York 11747.

You may obtain a copy, without charge, of the Fund’s Annual Report and most recent Semi-Annual Report by writing to the Fund at the address above or by calling toll-free 1-800-423-8383. These reports have been previously mailed to shareholders.

PROPOSAL 1

ELECTION OF SEVEN (7) DIRECTORS

At the Meeting, seven Directors are to be voted upon to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The persons named as proxies will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy. All of the nominees listed below have consented to serve as Directors, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend. All seven nominees are currently serving as Directors of the Fund and were elected by shareholders at the last Annual Meeting of Shareholders held on September 29, 2006. The seven nominees are: Maurice L. Schoenwald, David J. Schoenwald, Sharon Reier, Preston V. Pumphrey, Murray D. Rosenblith, Susan Hickey and Jonathan D. Beard. David Schoenwald currently serves as the President and Treasurer of the Fund and Maurice L. Schoenwald serves as Chairman of the Board, Vice President and Secretary of the Fund.

The name, age and address of the Director nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Maurice Schoenwald and David Schoenwald are considered nominees as “interested” Directors of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The remaining Director nominees are considered Independent Directors of the Fund.

DIRECTOR NOMINEES

Name, Address and Birth Date	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Nominee(2)	Other Directorships Held by Nominee(3)
Interested Director Nominees
Maurice L. Schoenwald* DOB: 3/30/1920	Co-Founder, Director, Chairman of the Board, Vice President and Secretary	1982 to Present	Founder, Secretary and Vice President, Accrued Equities, Inc.**	1	None

David J. Schoenwald* DOB: 9/2/1949	Co-Founder, Director , President, Treasurer and Chief Compliance Officer	1982 to Present	President, Accrued Equities, Inc.**	1	None

Name, Address and Birth Date	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Nominee(2)	Other Directorships Held by Nominee(3)
Independent Director Nominees
Sharon Reier DOB: 11/21/1946	Director and Vice Chairman	1982 to Present	Financial Journalist, Business Week & International Herald Tribune; Former Regional Editor, Financial World Magazine; Former Editor with Board Room; Former Contributing Editor, Institutional Investor; Former Staff, Forbes & American Banker.	1	None

Preston V. Pumphrey DOB: 2/25/1935	Director and Audit Committee Chairman	Since 2003 (Director) Since 2003 (Audit Committee)	Retired CEO and Former Owner, Pumphrey Securities, Inc., a registered securities broker/dealer; Former Adjunct Professor of Finance, C.W. Post College; NASD Dispute Resolution Board of Arbitrators (June 2002 to Present); Director, American Red Cross of Nassau County, NY.	1	None

Murray D. Rosenblith DOB: 3/6/1951	Director and Audit Committee Member	Since 2003	Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non-violence and social change.	1	None

Susan Hickey DOB: 4/4/1952	Director and Audit Committee Member	Since 2005	Accounting Software Developer, Accountants World (formerly Micro Vision Software, Inc.); Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

Name, Address and Birth Date	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Nominee(2)	Other Directorships Held by Nominee(3)
Jonathan D. Beard DOB: 1/4/1948	Director	Since 2005	Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York- New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

(1)	Each Director holds office until the next annual meeting of shareholders at which Directors are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(2)	Currently, there is only one portfolio and no fund complex.

(3)	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*	“Interested Person”, as defined in section 2(a)(19) of the 1940 Act. Maurice L. Schoenwald is Secretary and Vice President and minority shareholder of Accrued Equities, Inc., the Fund’s investment adviser. David Schoenwald is majority shareholder and President of Accrued Equities, Inc.

**	The Interested Directors have no present enterprise, employment, position or commercial investment activity excepting to provide service to the Fund. Mr. Maurice Schoenwald is licensed to practice law in New York and Florida and on occasion does pro bono legal work. Mr. David Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

Board of Directors and Committees

The Board of Directors has established an Audit Committee, Executive Committee and Nominating Committee. The full Board met three times during the fiscal year ended December 31, 2006. Each Director attended 75% or more of the respective meetings of the full Board and of any committees of which he/she was a member that were held during the fiscal year ended December 31, 2006, except for Mr. Beard, who was unable to attend the Board’s meeting on June 27, 2006, and Ms. Hickey, who was unable to attend the Fund’s annual meeting of shareholders on September 29, 2006. The Fund has not adopted a policy with respect to board members’ attendance of annual meetings. Ms. Hickey was the only board member who was not present for the annual meeting. The Independent Directors authorize policy changes, nominate new independent board members, review agreements with the Adviser and underwriter, review financial information and reports, review shareholder correspondence, review agreements and review performance and ethical compliance.

Audit Committee. The Audit Committee members, all of whom are Independent Directors, include Ms. Hickey, Mr. Pumphrey, serving as Audit Committee Chairman, and Mr. Rosenblith. The Audit Committee generally oversees the Fund’s accounting and financial reporting process and operates pursuant to its adopted Audit Committee Charter, a copy of which is attached as Exhibit A to this Proxy Statement. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Fund’s Independent Registered Public Accountant, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accountant, evaluates the adequacy of the Fund’s internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Fund’s financial statements. The Audit Committee held two formal meetings during the fiscal year ended December 31, 2006.

Nominating Committee. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee are the five Independent Directors. The Nominating Committee has not established a formal charter. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would complement the Board’s existing mix of skills and qualifications. The Nominating Committee also considers the candidates reputation for high ethical standards and the ability to contribute to ongoing functions of the Board, including the candidates ability and commitment to attend board meetings and work collaboratively with other members of the Board. A candidate’s interest in the environment and alternate energy will also be considered. The Board of Directors has not established formal policies with respect to shareholder nominations to the Board of Directors. Recommendations for consideration by the Independent Directors should be sent to the Secretary of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the Secretary at the principal executive office of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2006.

Executive Committee. The Executive Committee, consisting of Maurice L. Schoenwald and David Schoenwald, consults with the Directors and manages administrative matters. There is no formal Executive Committee Charter. The Executive Committee did not meet formally during the fiscal year ended December 31, 2006.

The Fund does not have a standing Compensation Committee. Considerations pertaining to compensation are discussed among the entire Board during regularly scheduled meetings, when applicable.

Independent Director Compensation

Effective September 29, 2006, each Independent Director receives an annual fee of $2,500 for their services as Independent Directors of the Fund. Each member of the Audit Committee receives an additional $500 annual fee. The Independent Directors also receive reimbursement of “coach” travel expenses for travel in excess of 500 miles to attend Board Meetings. The Interested Directors and officers of the Fund do not receive compensation from the Fund for their services. Interested Directors of the Fund are paid for their services by the Adviser. The only Independent Director to receive reimbursement of travel expenses in 2006 was Ms. Reier.

The table below shows, for each Director entitled to receive compensation from the Fund, the compensation earned from the Fund for the fiscal year ended December 31, 2006.

Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund
Sharon Reier	$1,000	0	0	$1,000
John C. Breitenbach *	$1,000	0	0	$1,000
Preston V. Pumphrey	$1,500	0	0	$1,500
Murray D. Rosenblith	$1,500	0	0	$1,500
Susan Hickey	$1,500	0	0	$1,500
Jonathan D. Beard	$1,000	0	0	$1,000

*	John C. Breitenbach resigned from the Board of Directors effective August 1, 2006. He was compensated for his services to the Fund for that portion of the year.

Director Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Fund by each Director as of June 30, 2007.

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Sharon Reier	$10,000 - $50,000	N/A
Preston V. Pumphrey	$10,000 - $50,000	N/A
Murray D. Rosenblith	$10,000 - $50,000	N/A
Susan Hickey	$1 - $10,000	N/A
Jonathan D. Beard	$50,000 - $100,000	N/A

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Maurice L. Schoenwald	Over $100,000	N/A
David J. Schoenwald	Over $100,000	N/A

As of June 30, 2007, none of the Directors, other than Maurice Schoenwald and David Schoenwald, nor any of their immediate family members, owned beneficially or of record, any securities in Accrued Equities, Inc., or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Accrued Equities, Inc. The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund as of June 30, 2007.

The Board recommends that you vote “FOR” the election of each Director nominee.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF BRIGGS, BUNTING & DOUGHERTY, LLP AS

REGISTERED INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

The Directors of the Fund have selected the firm of Briggs, Bunting & Dougherty, LLP (“BBD”), registered independent certified public accounting firm, to examine the financial statements of the Fund for the fiscal year ending December 31, 2007. The Fund knows of no direct or indirect financial interest of BBD in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accounting firm.

BBD will perform an annual audit of the Fund’s financial statements and provide other accounting and tax services to the Fund for the fiscal year ending December 31, 2007. It is expected that representatives of BBD will not be present at the Meeting, but will be available by telephone, at which time they will have the opportunity to make a statement and they will be available to respond to appropriate questions.

Change in Accountants

The Fund’s former auditor, Joseph A. Don Angelo, CPA, informed the Audit Committee and the Board that he did not wish to be engaged as the Fund’s auditor for the fiscal year ending December 31, 2007. On January 22, 2007, the Audit Committee approved BBD to act as the Fund’s auditor for the fiscal year ending December 31, 2007. Upon recommendation of the Audit Committee, the selection of BBD was ratified by a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, at the Board Meeting on January 22, 2007. BBD has advised the Fund that, to the best of its knowledge and belief, as of the record date, no BBD professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants.

Mr. Don Angelo served as the Fund’s auditor until his resignation at the completion of the December 31, 2006 audit. Effective July 1, 2007, Mr. Don Angelo serves as the Fund’s Chief Compliance Officer. Mr. Don Angelo reports that the financial statements for the two years immediately preceding his resignation contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding Mr. Don Angelo’s resignation, there were no disagreements with such accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Mr. Don Angelo is expected to attend the Meeting in his capacity as Chief Compliance Officer of the Fund, and will have the opportunity to make a statement and to respond to appropriate questions.

Set forth below are the fees billed to the Fund by Mr. Don Angelo for professional services rendered to the Fund for fiscal years ending December 31, 2006 and December 31, 2005.

Audit Fees. Aggregate fees billed by Mr. Don Angelo for professional services rendered for auditing the Fund’s financial statements for the fiscal years ending December 31, 2006 and December 31, 2005 were $19,800 and $28,259, respectively.

Audit-Related Fees. The Fund did not pay any audit-related fees for the fiscal years ending December 31, 2006 and December 31, 2005 that are not reported above.

Tax Fees. For the fiscal years ended December 31, 2006 and December 31, 2005, the Fund paid $630 and $1,541, respectively, for fees relating to the review of the Fund’s federal, state and corporate tax returns.

All Other Fees. For the fiscal years ended December 31, 2006 and December 31, 2005, Mr. Don Angelo did not bill the Fund for any other products and services other than the services reported above.

The Board recommends that you vote “FOR” the selection of Briggs, Bunting & Dougherty, LLP as Registered Independent Certified Public Accounting Firm

OTHER INFORMATION

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for pre-approving all audit and permissible non-audit services to be provided to the Fund by an independent registered public accounting firm. The Audit Committee has not adopted a policy to approve permissible non-audit services of a certain dollar amount to be provided by an independent auditing firm.

Non-audit fees billed to Accrued Equities, Inc. were $4,812 and $2,242 in 2006 and 2005, respectively.

General

The expense of printing and mailing this Proxy Statement and proxy card will be borne by the Fund. In order to obtain the necessary quorum at the meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

Privacy Notice

The Fund has never disclosed matters concerning the business of its shareholders to brokers, insurance companies, other funds or anyone, except as listed below and does not intend to do so. Exceptions: (i) a Government authority, as required; (ii) the Fund’s transfer agent (our bookkeepers to the extent required to perform their duties); (iii) persons that our shareholders authorize us to give information; and (iv) legal demand, such as a subpoena.

Control Persons and Principal Holders of Fund Shares

Listed in the table below are shareholders deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of the Fund. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities. As of August 2, 2007, the following persons owned beneficially more than 5% of the outstanding voting shares of the Fund as noted:

Shareholder	# of Shares	% of Fund
Donaldson Lufkin Jenrette Securities Corporation Attn: Mutual Funds 5th Floor P.O. Box 2052 Jersey City, NJ 07303-2052	407,364.642	9.76%

Solicitation of Proxies

Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Adviser, without compensation, or an outside solicitation firm also may solicit by telephone or personal contact.

Adviser

Accrued Equities, Inc. serves as the Fund’s investment adviser. The Adviser’s principal offices are located at 150 Broadhollow Road, Suite 306, Melville, NY 11747. The Adviser is responsible for the management of the Fund, subject to oversight by the Board.

Administrator

Effective August 1, 2006, PFPC Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as Administrator of the Fund and provides regulatory administration services to the Fund.

Underwriter

Effective July 1, 2006, PFPC Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund. Prior to July 1, 2006, Accrued Equities, Inc. served as the principal underwriter of the Fund. Effective July 1, 2006, Accrued Equities, Inc. serves as a sub-underwriter of the Fund.

Shareholder Communications

Shareholders should forward correspondences by U.S. mail or other courier service to the Secretary of the Fund. Correspondences addressed to the Board will be forwarded to each Director, and correspondences addressed to a particular Director will be forwarded to that Director.

Delivery of Proxy Statement

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to New Alternatives Fund, Inc., 150 Broadhollow Road, Melville, NY 11747 or by calling toll-free 1-800-423-8383. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact the Fund directly.

Proposals of Shareholders

Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by April 1, 2008.

Dated: August 16, 2007	By order of the Directors, Melville, New York Maurice L. Schoenwald, Secretary

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.

A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Exhibit A

NEW ALTERNATIVES FUND

AUDIT COMMITTEE CHARTER

SEPTEMBER 22, 2003

I. Audit Committee Membership and Qualifications

The Audit Committee shall consist of three members appointed by the Board. The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund’s Board of Directors/Trustees (“Board”) or a committee of the Board.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial reporting processes of the Fund [and each of its series] and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and

(e)	to act as a liaison between the Fund’s independent auditors and the full Board.

The independent auditors for the Fund shall report directly to the Audit Committee.

III. Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Fund’s independent auditors with 60 days notice, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.

(b)	to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)	to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in (b) above;

(d)	to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(e)	to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

(f)	to review the arrangements for and scope of the annual audit and any special audits;

(g)

to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service set the independent auditor’s compensation for the following fiscal year at the prior September Board meeting and/or not later than November 1st, 60 days prior to the start of the contract date of January 1 with the Boards approval;

(h)	to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(i)	to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Fund’s financial statements;

(j)	to resolve disagreements between management and the auditors regarding financial reporting;

(k)	to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(l)	to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

(m)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(n)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(o)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

V. Operations of the Audit Committee

(a)	The Audit Committee shall meet on a regular basis and at least twice annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

(b)	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s bylaws.

(c)	The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)	The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

(e)	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f)	The Audit Committee may select one of its members to be the chair and may select a vice chair.

(g)	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

(i)	The Audit Committee shall prepare an annual report of the Audit Committee each year for inclusion in the fund’s proxy statement.

(j)	Every three years, the Audit Committee shall submit the charter to be published in the proxy statement.

{THIS IS YOUR BALLOT FORM—PLEASE COMPLETE, SIGN AND RETURN}

NEW ALTERNATIVES FUND, INC.

150 BROADHOLLOW ROAD, MELVILLE, NY 11747

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS:

We prefer that you mark appropriate boxes in dark ink with an “X.”

The undersigned shareholder(s) hereby appoint(s) Maurice L. Schoenwald and David J. Schoenwald as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on this form all shares owned directly and/or beneficially of New Alternatives Fund, Inc. (the “Fund”) held of record by the undersigned on August 2, 2007 at the Annual Meeting of Shareholders of the Fund to be held on September 27, 2007 at 7:00 P.M. or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

Proposal 1. Election of Directors

A. For all nominees listed below.	☐

B. Withhold authority to vote for all the nominees listed below.	☐

C. For all nominees, except those whose names which are stricken out by striking a line through the nominee’s name in the list below.	☐

Maurice L. Schoenwald — David J. Schoenwald — Sharon Reier —

Preston V. Pumphrey — Murray D. Rosenblith —

Susan Hickey — Jonathan D. Beard

Proposal 2. To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Registered Independent Certified Public Accounting Firm for the Fund.

FOR                    AGAINST                   ABSTAIN

    ☐                            ☐                                ☐

PLEASE TURN OVER AND COMPLETE

Proposal 3. In the discretion of the said named proxies to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants, both should sign. When signing as an attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

DATED                             , 2007

X

SIGNATURE

X

SIGNATURE if held jointly

PLEASE REMEMBER TO SIGN, DATE AND RETURN THE PROXY, USING THE ENCLOSED ENVELOPE.

☐	Check here if you plan to attend the Meeting.

NOTE: It has been a custom for many shareholders to include a note with the return of the Proxy Card commenting on our investments or any other matter relevant to the Fund. We read all such notes with great interest and discuss them at the Meeting.

WRITE YOUR NOTES HERE: